MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.



FUND LOGO



Annual Report

August 31, 2000



Merrill Lynch High Income Municipal Bond Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations with remaining maturities of greater than one year, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the year ended August 31, 2000, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.550 per share income dividends. This represents a net annualized yield of 5.81%, based on a month-end per share net asset value of $9.45. During the same period, the Fund's total investment return was -2.29%, based on a change in per share net asset value from $10.24 to $9.45, and assuming reinvestment of $0.548 per share income dividends.

For the six-month period ended August 31, 2000, the Fund's total investment return was +1.23%, based on a change in per share net asset value from $9.61 to $9.45, and assuming reinvestment of $0.271 per share income dividends.


The Municipal Market Environment
During the six months ended August 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates and the lowest unemployment rates since 1970, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance - both current, and more importantly, expected future issuance - helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors soon began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined nearly 50 basis points (0.50%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term Treasury bond market. By mid-June, long-term US Treasury bond yields rose to more than 6.00%.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4% - 4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and Treasury buybacks as with investor expectations of slower economic growth.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers also have initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term revenue bond yields have declined more than 50 basis points to 5.72%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

August 2000 was one of the few months in recent years in which the tax-exempt bond market outperformed its taxable counterpart. This has largely been a reflection of the continuing reduction in new municipal bond issuance and a moderate increase in investor demand. During the last six months, approximately $100 billion in long-term, tax-exempt bonds was issued, a decline of almost 15% compared to the same period in 1999. During the last three months, more than $50 billion in new long-term municipal bonds was underwritten, a decline of nearly 10% compared to the same three-month period in 1999.

Recently, investor demand has been stronger, particularly among individual retail investors. Investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early redemptions during June and July. Traditional institutional investors, such as mutual funds, have not played a major role during recent months as fund flows, although slowing, remained negative. However, non-traditional buyers, hedge funds and arbitrageurs have noticeably increased their activity as may be expected when tax-exempt bond yield ratios exceed 100% of their taxable counterparts as they have in recent weeks. Property/casualty insurers, after being unprofitable for a number of years, have also begun to return to the tax-exempt bond market.

However, tax-exempt bond yields have generally declined throughout most of this year. Much of the resulting price appreciation has been triggered by the significant improvement in the long-term US Treasury market. While the technical position of the municipal bond market has been very positive this year, it was also positive for most of 1999 when tax-exempt bond yields rose dramatically. From that perspective, it may be too early to become overly positive about the extent to which the municipal bond market can continue to improve. The US Treasury bond market has demonstrated on a number of occasions this year that its positive technical backdrop can quickly be subordinated by resurgent domestic economic growth.


Portfolio Strategy
During the last 12 months, the volatile nature of fixed-income markets fostered an environment characterized by an above-average degree of both risk and opportunity. At 1999 year-end, credit spreads were subjected to a considerable amount of strain, as issuers, pressured by concerns over the century date change, attempted to float debt at a time when investors were understandably reluctant to commit capital. Consequently, borrowers were forced to raise yields in an effort to attract sufficient buying interest. Since credit spreads have yet to recover, there is presently an opportunity for investing. The current environment has afforded us the chance to aggressively pursue an investment strategy that has been in place for some time now. In an effort to maintain an attractive dividend, we consistently sought to improve the average degree of protection from early redemption with respect to the Fund's holdings. In our opinion, as interest rates fall, it is possible to limit the Fund's exposure to this type of reinvestment risk and thereby avoid the potential loss of income should issuers redeem outstanding debt. Generally speaking, with lesser-quality, tax-exempt bonds offering some of the most attractive yields in recent years, the gradual restructuring of the portfolio can be accomplished without having to forgo income. Given that no such opportunity has existed for years, we believe the argument for aggressively pursuing this strategy becomes even more compelling.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


Perhaps the most adversely affected industry in the Fund was healthcare since nonprofit hospitals have faced increased competition from managed care, rising costs and reduced reimbursement rates. We have been extremely cautious regarding this sector for some time. However, even though it remains a significant percentage of the Fund's assets, the bulk of exposure lies with long-term care facilities and human service providers. These issuers tend not to be subject to the same degree of competitive pressure and, with respect to the former, stand to benefit from favorable demographic trends while the latter receive significant support in the form of state funding.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager



September 29, 2000



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


PROXY RESULTS
During the six-month period ended August 31, 2000, Merrill Lynch
High Income Municipal Bond Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted
                                                                                        For
1.  To elect the Fund's Board of Directors:  Terry K. Glenn                          16,926,298
                                             Ronald W. Forbes                        16,917,802
                                             Cynthia A. Montgomery                   16,927,420
                                             Charles C. Reilly                       16,907,701
                                             Kevin A. Ryan                           16,979,704
                                             Roscoe S. Suddarth                      16,980,723
                                             Richard R. West                         16,981,866
                                             Arthur Zeikel                           16,975,068
                                             Edward D. Zinbarg                       16,977,520
                                                                     Shares Voted   Shares Voted    Shares Voted
                                                                         For          Against         Abstain
2.  To ratify the selection of Deloitte & Touche LLP as the Fund's
    independent auditors for the current fiscal year.                 16,405,965        80,247          801,061

3.  To convert the Fund to "master/feeder" structure.                 15,463,471       452,859        1,370,943

Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS                                                                             (in Thousands)
                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
Alabama--1.8%     B       NR*  $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                         of America--Jefferson Smurfit Corp. Project),
                                         8% due 4/01/2009                                                      $  1,039
                  CCC     Ca     5,285   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                         Bonds (Mobile Energy Services Co. Project), 6.95% due
                                         1/01/2020 (e)                                                            1,718

Arizona--7.4%     B+      Ba3    3,000   Coconino County, Arizona, Pollution Control Corporation,
                                         Revenue Refunding Bonds (Tucson Electric Power--Navajo),
                                         AMT, Series A, 7.125% due 10/01/2032                                     3,059
                  NR*     NR*    1,280   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                         (Sun King Apartments Project), Sub-Series C, 9.50% due
                                         11/01/2031                                                               1,307
                  NR*     B1     4,600   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                         Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                         4/01/2023                                                                4,146
                  NR*     NR*    1,235   Pima County, Arizona, IDA, Industrial Revenue Bonds (La
                                         Hacienda Project), 9.50% due 12/01/2016                                  1,323
                  B+      Ba3      500   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                         (Tucson Electric Power Company Project), Series C, 6% due
                                         9/01/2029                                                                  460
                                         Sedona, Arizona, Wastewater Municipal Property Corporation,
                                         Excise Tax Revenue Refunding Bonds (d):
                  AAA     NR*    1,410      5.20%** due 7/01/2021                                                   447
                  AAA     NR*    1,310      5.24%** due 7/01/2023                                                   369

California--4.6%  NR*     NR*    1,500   Long Beach, California, M/F Housing Redevelopment Agency,
                                         Revenue Bonds (Pacific Court Apartments), AMT, Issue B, 6.80%
                                         due 9/01/2013 (e)                                                          930
                  AAA     NR*    5,865   Los Angeles, California, Department of Water and Power,
                                         Electric Plant Revenue Bonds, RIB, Series 144, 6.89% due
                                         6/15/2029 (b)(h)                                                         5,888


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)
                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
Colorado--6.4%    NR*     NR*  $ 1,700   Colorado Post--Secondary Educational Facilities Authority
                                         Revenue Bonds (Colorado Ocean Journey Inc. Project), 8.30%
                                         due 12/01/2017                                                        $  1,857
                  A       A2     2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                         Series D, 7.75% due 11/15/2013                                           2,394
                  NR*     NR*    3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                         Allocation Bonds, AMT, 7.75% due 9/01/2017                               3,204
                                         San Miguel County, Colorado (Mountain Village Metropolitan
                                         District), GO, Refunding:
                  NR*     NR*    1,350      8.10% due 12/01/2002 (f)                                              1,466
                  NR*     NR*      650      8.10% due 12/01/2011                                                    693

Connecticut--%    NR*     NR*    1,900   Connecticut State Development Authority, IDR (AFCO Cargo
3.2                                      BDL--LLC Project), AMT, 8% due 4/01/2030                                 1,942
                  NR*     NR*    1,080   Connecticut State Health and Educational Facilities Authority
                                         Revenue Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027           1,057
                  NR*     B1     1,745   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                         Corporation Project), 9.25% due 5/01/2017                                1,808

Florida--5.4%     NR*     NR*      940   Arbor Greene Community Development District, Florida, Special
                                         Assessment Revenue Bonds, 7.60% due 5/01/2018                              991
                  NR*     NR*      975   Grand Haven Community Development District, Florida, Special
                                         Assessment Bonds, Series B, 6.90% due 5/01/2019                            977
                  NR*     NR*    3,000   Orlando, Florida, Special Assessment Bonds (Conroy Road
                                         Interchange Project), Series A, 5.80% due 5/01/2026                      2,654
                  NR*     NR*    3,400   Parkway Center, Florida, Community Development District
                                         Special Assessment Refunding Bonds, Series B, 8% due 5/01/2010           3,388

Georgia--1.3%     NR*     NR*    1,895   Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                         Mortgage Revenue Bonds (Northside Plaza Apartments Project),
                                         AMT, 9.75% due 11/01/2020                                                1,941

Illinois--7.5%    BBB-    Baa1   4,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                         Revenue Refunding Bonds (American Airlines Inc. Project),
                                         8.20% due 12/01/2024                                                     4,383
                  NR*     NR*    3,195   Illinois Development Finance Authority, Primary Health Care
                                         Centers Facilities, Acquisition Program Revenue Bonds, 7.75%
                                         due 12/01/2016                                                           3,468
                  NR*     NR*    2,000   Illinois Educational Facilities Authority, Revenue Refunding
                                         Bonds (Chicago Osteopathic Health System), 7.25% due
                                         11/15/2019 (f)                                                           2,383
                  BBB     NR*    1,000   Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                         (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                   1,058

Indiana--2.4%     A+      NR*    1,500   Indiana Bond Bank Revenue Bonds, Special Hospital Program
                                         (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013           1,571
                  NR*     NR*    2,000   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                         Project), Series B, 7.50% due 10/01/2029                                 1,970

Iowa--1.2%        NR*     NR*    1,500   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                         Bonds (Care Initiatives Project), 9.25% due 7/01/2025                    1,798



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)
                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
Kentucky--3.9%    NR*     NR*  $ 1,850   Kenton County, Kentucky, Airport Board, Special Facilities
                                         Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                         6.70% due 7/01/2029                                                   $  1,758
                  AAA     Aaa    3,700   Louisville, Kentucky, Hospital Revenue Refunding Bonds,
                                         INFLOS, 8.578% due 10/01/2014 (d)(h)                                     4,001

Louisiana--2.0%   CC      NR*    3,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                         Grain Company Project), 7.50% due 7/01/2013                              3,039

Maryland--3.4%    NR*     NR*    5,000   Maryland State Energy Financing Administration, Limited
                                         Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                         AMT, 7.40% due 9/01/2019                                                 5,087

Massachusetts--   NR*     NR*    1,145   Boston, Massachusetts, Industrial Development Financing
6.1%                                     Authority, Solid Waste Disposal Facility Revenue Bonds
                                         (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                           1,195
                  NR*     NR*    1,475   Massachusetts State Health and Educational Facilities Authority
                                         Revenue Bonds (New England Memorial Hospital Project),
                                         Series C, 7% due 4/01/2014 (e)                                             371
                  NR*     Ca     2,745   Massachusetts State Health and Educational Facilities Authority,
                                         Revenue Refunding Bonds (New England Memorial Hospital),
                                         Series B, 6.125% due 7/01/2013 (e)                                         549
                  NR*     AAA    1,580   Massachusetts State Industrial Finance Agency, Revenue
                                         Refunding Bonds (Bay Cove Human Services Inc.), 8.375% due
                                         4/01/2004 (f)                                                            1,766
                  NR*     NR*    5,000   Massachusetts State Port Authority, Special Project Revenue
                                         Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026                 5,182

Mississippi--1.5% NR*     NR*    2,275   Mississippi Development Bank, Special Obligation Revenue
                                         Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                         due 12/01/2017                                                           2,179

Nevada--1.4%      BBB+    Baa1   2,500   Henderson, Nevada, Health Care Facility Revenue Bonds
                                         (Catholic Healthcare West--Saint Rose Dominican Hospital),
                                         5.375% due 7/01/2026                                                     2,046

New Jersey--15.0%                        Camden County, New Jersey, Improvement Authority, Lease
                                         Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A:
                  CCC+    NR*    4,600      9.625% due 1/01/2011                                                  4,559
                  CCC+    NR*    2,000      9.875% due 1/01/2021                                                  1,980
                  CCC     B2     4,000   Camden County, New Jersey, Pollution Control Financing
                                         Authority, Solid Waste Resource Recovery Revenue Bonds,
                                         Series D, 7.25% due 12/01/2010                                           3,790
                  CCC     B2     6,000   Camden County, New Jersey, Pollution Control Financing
                                         Authority, Solid Waste Resource Recovery Revenue Refunding
                                         Bonds, AMT, Series A, 7.50% due 12/01/2010                               5,789
                  NR*     NR*    3,000   New Jersey EDA, Economic Development Revenue Bonds
                                         (Glimcher Properties LP Project), AMT, 6% due 11/01/2028                 2,721


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)
                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
New Jersey        NR*     NR*  $ 1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott
(concluded)                              Hotel), 7% due 10/01/2014                                             $  1,532
                  BBB-    Baa3   2,000   New Jersey Health Care Facilities Financing Authority, Revenue
                                         Refunding Bonds (Trinitas Hospital Obligation Group), 7.375%
                                         due 7/01/2015                                                            2,061

New Mexico--      B+      Ba3    1,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric
0.7%                                     Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020             1,011

New York--2.4%                           Utica, New York, GO, Public Improvement:
                  BB      Ba3      635      8.50% due 8/15/2007                                                     709
                  BB      Ba3      635      8.50% due 8/15/2008                                                     708
                  BB      Ba3      500      8.50% due 8/15/2009                                                     558
                  BB      Ba3      500      8.50% due 8/15/2010                                                     558
                  BB      Ba3      500      8.50% due 8/15/2011                                                     558
                  BB      Ba3      500      8.50% due 8/15/2012                                                     558

Ohio--0.7%        AAA     Aaa    1,050   Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A,
                                         9.061% due 3/24/2031 (c)(h)                                              1,105

Oregon--1.7%      NR*     NR*    1,000   Western Generation Agency, Oregon, Cogeneration Project
                                         Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                         7.40% due 1/01/2016                                                      1,036
                  B       NR*    1,455   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                         Corporation Project), 8% due 12/01/2003                                  1,503

Pennsylvania--    NR*     NR*    1,000   Lehigh County, Pennsylvania, General Purpose Authority,
6.2%                                     Revenue Refunding Bonds (Kidspeace Obligation Group),
                                         6% due 11/01/2023                                                          828
                                     5   Northhampton Pulp LLC (a)(e)(g)                                            671
                  NR*     NR*    5,000   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                         Development, AMT, 7.75% due 12/01/2017                                   5,278
                  NR*     NR*    3,125   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                         Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                         Series A, 5.875% due 5/15/2028                                           2,511

South Carolina--  BBB     NR*    2,000   South Carolina Jobs, EDA, Economic Development Revenue
1.7%                                     Bonds (Westminster Presbyterian Center), 7.75% due 11/15/2030            2,065
                  NR*     NR*      500   South Carolina Jobs, EDA, Health Facilities Revenue Bonds,
                                         First Mortgage (Lutheran Homes Project), 6.625% due 5/01/2028              467

Texas--1.8%       BB      Ba1    3,000   Houston, Texas, Airport System Revenue Bonds (Special
                                         Facilities--Continental Airlines), AMT, Series C, 6.125%
                                         due 7/15/2027                                                            2,674

Utah--0.1%        NR*     NR*    3,200   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                         AMT, Series A, 7.55% due 7/01/2027 (e)                                     123

Vermont--1.1%     NR*     NR*    1,450   Vermont Educational and Health Buildings Financing Agency,
                                         Revenue Refunding Bonds (College of Saint Joseph Project),
                                         8.50% due 11/01/2024                                                     1,602



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)
                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
Virginia--7.5%    NR*     NR*  $ 4,560   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                         (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                    $  2,234
                  NR*     NR*    2,000   Pittsylvania County, Virginia, IDA Revenue Refunding Bonds,
                                         Exempt--Facility, AMT, Series A, 7.50% due 1/01/2014                     2,075
                                         Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                         Bonds:
                  NR*     Ba1    5,500      1st Tier, Sub-Series C, 6.25%** due 8/15/2027                           729
                  NR*     Ba1    9,000      1st Tier, Sub-Series C, 6.25%** due 8/15/2035                           655
                  BBB-    Baa3  48,400      Senior Series B, 5.95%** due 8/15/2031                                5,468

Total Investments (Cost--$159,332)--98.4%                                                                       146,978

Other Assets Less Liabilities--1.6%                                                                               2,416
                                                                                                               --------
Net Assets--100.0%                                                                                             $149,394
                                                                                                               ========


(a)Escrowed to maturity.
(b)FSA Insured.
(c)GNMA Collateralized.
(d)MBIA Insured.
(e)Non-income producing security.
(f)Prerefunded.
(g)These shares represent an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities
Act of 1933.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
*Not Rated.
**Represents a zero coupon; the interest rate shown is the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte & Touche
LLP.

See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of August 31, 2000 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                9.1%
A/A                                    2.7
BBB/Baa                               11.4
BB/Ba                                  8.2
B/B                                   12.1
CCC/Caa                                5.5
CC/Ca                                  2.4
NR (Not Rated)                        47.0


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000
Assets:             Investments, at value (identified cost--$159,332,391)                                   $146,977,887
                    Cash                                                                                          45,213
                    Receivables:
                      Interest                                                             $  3,033,650
                      Capital shares sold                                                        35,604        3,069,254
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    16,090
                                                                                                            ------------
                    Total assets                                                                             150,108,444
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                 330,936
                      Investment adviser                                                         98,603
                      Administration                                                             25,948          455,487
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       259,179
                                                                                                            ------------
                    Total liabilities                                                                            714,666
                                                                                                            ------------

Net Assets:         Net assets                                                                              $149,393,778
                                                                                                            ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  1,580,429
Consist of:         Paid-in capital in excess of par                                                         167,925,839
                    Accumulated realized capital loss on investments--net                                    (4,607,124)
                    Accumulated distributions in excess of realized capital gains--net                       (3,150,862)
                    Unrealized depreciation on investments--net                                             (12,354,504)
                                                                                                            ------------
                    Net assets--Equivalent to $9.45 per share based on 15,804,289 shares of
                    capital outstanding                                                                     $149,393,778
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 12,534,559
Income:

Expenses:           Investment advisory fees                                               $  1,661,213
                    Administrative fees                                                         437,161
                    Professional fees                                                            95,905
                    Transfer agent fees                                                          86,338
                    Advertising                                                                  76,715
                    Registration fees                                                            68,616
                    Printing and shareholder reports                                             44,266
                    Accounting services                                                          34,636
                    Directors' fees and expenses                                                 29,133
                    Custodian fees                                                               15,648
                    Pricing services                                                              7,711
                    Other                                                                        10,389
                                                                                           ------------
                    Total expenses                                                                             2,567,731
                                                                                                            ------------
                    Investment income--net                                                                     9,966,828
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (4,607,124)
Unrealized          Change in unrealized depreciation on investments--net                                   (10,597,603)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                   $ (5,237,899)
                                                                                                            ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                  For the Year
                                                                                                 Ended August 31,
Increase (Decrease) in Net Assets:                                                           2000               1999
Operations:         Investment income--net                                                 $  9,966,828     $ 11,419,261
                    Realized losson investments--net                                        (4,607,124)        (569,093)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                       (10,597,603)     (17,755,283)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                    (5,237,899)      (6,905,115)
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                  (9,966,828)     (11,419,261)
Distributions to    Realized gain on investments--net                                                --      (3,642,201)
Shareholders:       In excess of realized gain on investments--net                                   --      (3,150,862)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (9,966,828)     (18,212,324)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       shares transactions                                                    (36,975,237)      (7,021,727)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                           (52,179,964)     (32,139,166)
                    Beginning of year                                                       201,573,742      233,712,908
                                                                                           ------------     ------------
                    End of year                                                            $149,393,778     $201,573,742
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997      1996
Per Share           Net asset value, beginning of year                $  10.24   $  11.46  $  11.34  $  10.94   $  10.97
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55        .55       .61       .65        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.79)      (.89)       .32       .44      (.03)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (.24)      (.34)       .93      1.09        .63
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.55)      (.55)     (.61)     (.65)      (.66)
                      Realized gain on investments--net                     --      (.18)     (.20)     (.04)         --
                      In excess of realized gain on
                      investments--net                                      --      (.15)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.55)      (.88)     (.81)     (.69)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.45   $  10.24  $  11.46  $  11.34   $  10.94
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (2.29%)    (3.16%)     8.43%    10.20%      5.81%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.46%      1.46%     1.48%     1.44%      1.50%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.68%      5.07%     5.37%     5.83%      5.90%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $149,394   $201,574  $233,713  $211,620   $199,552
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  13.42%     39.53%    36.45%    43.07%     28.54%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effect of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLIM whereby the Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 2000, FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidary of Merrill Lynch Group, Inc., earned early withdrawal charges of $29,619 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $23,001,843 and $61,684,225, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $(4,607,124)  $(12,354,504)
                                  -----------   ------------
Total                            $(4,607,124)  $(12,354,504)
                                  ===========   ============

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $12,355,955, of which $4,901,791 related to appreciated securities and $17,257,746 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $159,333,842.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
August 31, 2000                       Shares        Amount

Shares sold                           420,954   $  4,098,154
Shares issued to share-
holders in reinvestment of
dividends                             410,736      3,963,637
                                 ------------   ------------
Total issued                          831,690      8,061,791
Shares tendered                   (4,709,915)   (45,037,028)
                                 ------------   ------------
Net decrease                      (3,878,225)  $(36,975,237)
                                 ============   ============

For the Year Ended                                  Dollar
August 31, 1999                       Shares        Amount

Shares sold                         1,231,384   $ 13,670,459
Shares issued to share-
holders in reinvestment of
dividends and distributions           732,001      7,958,787
                                 ------------   ------------
Total issued                        1,963,385     21,629,246
Shares tendered                   (2,680,943)   (28,650,973)
                                 ------------   ------------
Net decrease                        (717,558)  $ (7,021,727)
                                 ============   ============


5. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $2,052,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch High Income Municipal
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 5, 2000


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by Merrill Lynch High Income Municipal Bond Fund, Inc. during its taxable year ended August 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no long-term capital gains distributions paid by the Fund during the year.

Please retain this information for your records.




Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 2000


ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
ArthurZeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863